Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2020-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “bb.Pool_2020A_112919_ Indicative.xlsx,” provided by the Company on December 3, 2019, containing information related to 7,995 automobile retail installment sale contracts (“Receivables”) as of November 29, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CPS Auto Receivables Trust 2020-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Application for Dealer Assignment, or Lien Entry Form.

•	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and/or Credit Application. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we performed the procedures listed below using the Receivable File. The absence of any of the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Receivable File are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File / Company’s Instructions
Obligor’s First Name and Last Name	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement), Credit Application

Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Vehicle Type (New or Used)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For purposes of this attribute, the Company instructed to consider an entry of “C” in the Data File to be a Used vehicle.

Vehicle Make

Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

For Sample Receivable #23, the Make stated in the Installment Sale Contract was “RAM.” The Company instructed us to consider the information to be in agreement if the Make stated in the Data File was “Dodge.”

Vehicle Model	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Receivable Files.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Portfolio Servic,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

December 19, 2019

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2020A001	51	2020A051	101	2020A101
2	2020A002	52	2020A052	102	2020A102
3	2020A003	53	2020A053	103	2020A103
4	2020A004	54	2020A054	104	2020A104
5	2020A005	55	2020A055	105	2020A105
6	2020A006	56	2020A056	106	2020A106
7	2020A007	57	2020A057	107	2020A107
8	2020A008	58	2020A058	108	2020A108
9	2020A009	59	2020A059	109	2020A109
10	2020A010	60	2020A060	110	2020A110
11	2020A011	61	2020A061	111	2020A111
12	2020A012	62	2020A062	112	2020A112
13	2020A013	63	2020A063	113	2020A113
14	2020A014	64	2020A064	114	2020A114
15	2020A015	65	2020A065	115	2020A115
16	2020A016	66	2020A066	116	2020A116
17	2020A017	67	2020A067	117	2020A117
18	2020A018	68	2020A068	118	2020A118
19	2020A019	69	2020A069	119	2020A119
20	2020A020	70	2020A070	120	2020A120
21	2020A021	71	2020A071	121	2020A121
22	2020A022	72	2020A072	122	2020A122
23	2020A023	73	2020A073	123	2020A123
24	2020A024	74	2020A074	124	2020A124
25	2020A025	75	2020A075	125	2020A125
26	2020A026	76	2020A076	126	2020A126
27	2020A027	77	2020A077	127	2020A127
28	2020A028	78	2020A078	128	2020A128
29	2020A029	79	2020A079	129	2020A129
30	2020A030	80	2020A080	130	2020A130
31	2020A031	81	2020A081	131	2020A131
32	2020A032	82	2020A082	132	2020A132
33	2020A033	83	2020A083	133	2020A133
34	2020A034	84	2020A084	134	2020A134
35	2020A035	85	2020A085	135	2020A135
36	2020A036	86	2020A086	136	2020A136
37	2020A037	87	2020A087	137	2020A137
38	2020A038	88	2020A088	138	2020A138
39	2020A039	89	2020A089	139	2020A139
40	2020A040	90	2020A090	140	2020A140
41	2020A041	91	2020A091	141	2020A141
42	2020A042	92	2020A092	142	2020A142
43	2020A043	93	2020A093	143	2020A143
44	2020A044	94	2020A094	144	2020A144
45	2020A045	95	2020A095	145	2020A145
46	2020A046	96	2020A096	146	2020A146
47	2020A047	97	2020A097	147	2020A147
48	2020A048	98	2020A098	148	2020A148
49	2020A049	99	2020A099	149	2020A149
50	2020A050	100	2020A100	150	2020A150

1 The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.